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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2006

VIACOM INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32686 (Commission File Number)	20-3515052 (IRS Employer Identification Number)

1515 Broadway, New York, NY (Address of principal executive offices)	10036 (Zip Code)

(212) 258-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02    Results of Operations and Financial Condition.

        On November 9, 2006, Viacom Inc. issued a press release announcing earnings for the third quarter ended September 30, 2006. A copy of the press release is furnished herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Section 9—Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.    The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit
99	Press release of Viacom Inc. dated November 9, 2006 announcing earnings for the third quarter ended September 30, 2006.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.
By:	/s/ MICHAEL D. FRICKLAS Name: Michael D. Fricklas Title: Executive Vice President, General Counsel and Secretary

Date: November 9, 2006

Exhibit Index

Exhibit Number	Description of Exhibit
99	Press release of Viacom Inc. dated November 9, 2006 announcing earnings for the third quarter ended September 30, 2006.

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SIGNATURE
Exhibit Index